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                                                                    EXHIBIT 23.1
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-47674, No. 33-53179, No. 33-53321 and No. 33-53323.
                                             ARTHUR ANDERSEN & CO.

Charlotte, North Carolina,
June 20, 1994.

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